SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 22, 2000
                                                   ----------------


                            ZIASUN TECHNOLOGIES, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     Nevada
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          (State or other jurisdiction of Incorporation or organization


       000-27349                                        84-1376402
 ------------------------                   ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)


462 Stevens Avenue, Suite 106, Solana Beach, California                 92075
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(Address of principal executive offices)                              (Zip Code)

                                 (858) 350-4060
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              (Registrant's telephone number, including area code)


                                       N/A
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

     Sale of Momentum Internet Inc.
     -------------------------------

     On August 22, 2000, the Registrant entered into a Share Purchase Agreement effective as of July 1, 2000, with Vulcan Consultants Limited, a British Virgin Island company ("Vulcan"), under which the Registrant would sell all the issued and outstanding shares of Momentum Internet Inc. ("MII"), a wholly owned subsidiary of the Registrant, in consideration of seven hundred twenty-five thousand shares of common stock of the Registrant owned by Vulcan.

     In addition, as a condition to the closing of the sale of MII to Vulcan, Swiftrade Inc., which is a subsidiary of MII and had borrowed the sum of $500,000 from Momentum Asia, Inc. ("MAI"), a subsidiary of the registrant, will repay said loan with $200,000 payable on or before August 15, 2000 and the balance of $300,000 payable on or before September 30, 2000. The balance of $300,000 shall be secured by a pledge of 10,000 shares of the Series A Non-Voting Preferred Stock, $0.001 par value, in Mid American Capital Corp., owned by Swiftrade, to ZiaSun.

     The closing of the sale of MII to Vulcan occurred on September 13, 2000.

     As a result of the sale of all interest in MII by the Registrant to Vulcan, the Registrant will no longer have any interest in MII, or the following subsidiaries or websites of MII:

     The following subsidiaries and websites are owned or a part of Momentum Internet, Inc., and will remain such as a result of the sale of Momentum Internet, Inc., to Vulcan:

     Subsidiaries of Momentum Internet, Inc.
     --------------------------------------

     1. Momentum Associates Ltd., is a Hong Kong registered corporation and a wholly-owned subsidiary of Momentum Internet Inc.

     2. Momentum Internet (Phils.) Inc., a Philippines corporation is a wholly-owned subsidiary of Momentum Internet Inc.

     3. AsiaEnet Limited, is a Hong Kong registered corporation of which presently Momentum Internet presently owns 74.0%.

          (a) Graphia International, is a wholly-owned subsidiary of AsiaEnet Limited, which is a partially owned subsidiary of Momentum Internet, Inc.

     4. Swiftrade, Inc., a British Virgin Islands registered corporation, is a wholly-owned subsidiary of Momentum Internet, Inc. Swiftrade is an online trading and financial services portal, which provides Internet access for retail and institutional users to international electronic stock trading.

     Websites of Momentum Internet, Inc.
     -----------------------------------

     "MOMENTUM INTERNET" (www.momentuminternet.com)
     "PINMAIL" (www.pinmail.com)
     "MEDIAHITS" (www.mediahits.com)
     "SWIFTRADE" (www.swiftrade.com)
     "ASIAENET" (www.asiaenet.com)
     "TIGERTOOTH" (www.tigertooth.com)
     "TIGERHITS" (www.tigerhits.com)
     "SEARCH DRAGON" (www.searchdragon.com),
     "M FINANCE" (www.mfinance.com)
     "MING STORES" (www.mingstores.com)

     The Registrant originally acquired MII on October 5, 1999, in a stock-for-stock exchange with Vulcan, wherein Vulcan received 565,000 pre-split restricted shares of the Registrant and Registrant received all issued and outstanding shares of MII, consisting of one (1) share of common stock of MII, whereupon MII became a wholly owned subsidiary of the Registrant.

     The Registrant anticipates the closing to occur within 30 days. A copy of the Merger Agreement and Plan of Reorganization is attached hereto and incorporated by reference.

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
Item 7. Financial Statements, Pro Forma Financial Statements And Exhibits

     (c)  Exhibits.
          --------

          10.50 Share Purchase Agreement effective as of July 1, 2000, between ZiaSun Technologies, Inc. and Vulcan Consultants Limited.

                                   SIGNATURES
                                   ----------
         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                             ZiaSun Technologies, Inc.
                                             (Registrant)


Dated: September 13, 2000                    /S/ Allen D. Hardman
                                             -----------------------------------
                                             By:  Allen D. Hardman
                                             Its: President and CEO
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